UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: January 20, 2023

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As previously disclosed, the Board of Directors of Oragenics, Inc. (the “Company”), approved, on December 22, 2022, a 1-for-60 reverse stock split of the Company’s authorized and issued and outstanding shares of common stock (the “Reverse Stock Split”), pursuant to Section 607.10025 of the Florida Business Corporation Act (the “FBCA”).

Amendment to Articles of Incorporation. Articles of Amendment to our Amended and Restated Articles of Incorporation to effect the 1-for-60 reverse split of the Company’s authorized shares of common stock and issued and outstanding shares of common stock (the “Articles of Amendment”) were filed with the Secretary of State of the State of Florida. The Articles of Amendment were effective at 5:00 p.m. Eastern Standard Time on January 20, 2023 (the “Effective Time”.)

A copy of the Articles of Amendment to effect the Reverse Stock Split is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Approval Required. Under Florida law Section 607.10025, the Reverse Stock Split was able to be approved solely by the Board of Directors of the Company, as such shareholder approval was not required. Section 607.10025 of the FBCA provides that the Reverse Stock Split may be implemented by a resolution adopted by the Board of Directors of the Company, without shareholder approval, if (a) both the number of authorized shares of common stock and the number of outstanding shares of common stock are proportionally reduced as a result of the Reverse Stock Split; (b) the Reverse Stock Split does not adversely affect the rights or preferences of the holders of any outstanding class or series of stock of the Company; and (c) the Company does not pay cash to shareholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Reason for the Reverse Stock Split

The Reverse Stock Split was effected to enable the Company to expeditiously meet the continued listing standards of the NYSE American, LLC (the “NYSE American”) and to reduce the risk of the Company being automatically delisted from the NYSE American due to the trading price of its common stock falling below the price that the NYSE American views as low.

Effects of the Reverse Stock Split

Split Adjustment; No Fractional Shares. At the Effective Time, the total number of shares of the Company’s common stock held by each shareholder were converted automatically into the number of whole shares of common stock equal to (i) the number of issued and outstanding shares of common stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) 60. No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Capitalization. Prior to the Effective Time of the Articles of Amendment to effect the Reverse Stock Split, the Company was authorized to issue 250,000,000 shares of common stock. As a result of the Reverse Stock Split, the Company is authorized to issue 4,166,666 shares of common stock (the Company’s authorized shares of common stock were reduced in the same ratio (1-for-60) as its outstanding common stock was reduced). As of January 20, 2023 (immediately prior to the Effective Time), there were 117,662,247 shares of common stock outstanding. As a result of the Reverse Stock Split, there are approximately 1,961,037 shares of common stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the common stock.

The Reverse Stock Split does not affect the Company’s authorized preferred stock, except to affect, where applicable, the conversion rates of such preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 50,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates of such outstanding preferred stock.

Each shareholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Reverse Stock Split.

As a result of the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options and warrants issued by us and outstanding immediately prior to the Effective Time, which will result in a proportionate decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options and warrants, and, in the case of stock options and warrants, a proportionate increase in the exercise price of such outstanding stock options and warrants.

Effective Time; Symbol; CUSIP Number. The Reverse Stock Split became effective at the Effective Time and was reflected with the NYSE American and in the marketplace at the open of trading on January 23, 2023, whereupon the shares of common stock began trading on a split-adjusted basis. In connection with the Reverse Stock Split, the Company’s shares of common stock continue to trade on the NYSE American under the symbol “OGEN” but trade under a new CUSIP Number, 684023 500.

Non-Certificated Shares; Certificated Shares. Shareholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Shareholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each shareholder requesting a new share certificate.

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, New York 10004

917-262-2378

Please contact Continental Stock Transfer & Trust Company for further information, related costs and procedures before sending any certificates.

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

To the extent required by this Item 5.03 of Form 8-K, the information regarding the Articles of Amendment to effect the Reverse Stock Split contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation.

4.1	Specimen Stock Certificate

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 23rd day of January, 2023.

ORAGENICS, INC. (Registrant)

BY:	/s/ Kimberly Murphy
Kimberly Murphy
President and Chief Executive Officer